UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2010
Date of Report (Date of earliest event reported)

Comcam, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-15165	98-0208402
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1030
Sturgis, SD 57785
(Address of principal executive offices) (Zip Code)

(877) 523-4070
(Registrant’s telephone number, including area code)

 (Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS AND INFORMATION

This Current Report on Form 8-K (this “Report”), the other reports, statements, and information that we have previously filed or that we may subsequently file with the Securities and Exchange Commission (the “SEC”), and public announcements that we have previously made or may subsequently make include, may include or may incorporate by reference certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to enjoy the benefits of that act. Unless the context is otherwise, the forward-looking statements included or incorporated by reference in this Report and those reports, statements, information and announcements address activities, events or developments that Monkey Rock USA, LLC., a South Dakota limited liability company (herein after referred to as “we,” “us,” “our,” or “our Company” unless context otherwise requires) expects or anticipates, will or may occur in the future. Any statements in this Report about expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “will continue,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” and similar expressions. Accordingly, these statements involve estimates, assumptions and uncertainties, which could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this Report. All forward-looking statements concerning economic conditions, rates of growth, rates of income or values as may be included in this document are based on information available to us on the dates noted, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results may differ materially from those in such forward-looking statements due to fluctuations in interest rates, inflation, government regulations, economic conditions and competitive product and pricing pressures in the geographic and business areas in which we conduct operations, including our plans, objectives, expectations and intentions and other factors discussed elsewhere in this Report.

The risk factors referred to in this Report could materially and adversely affect our business, financial conditions and results of operations and cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us, and you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made and we do not undertake any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. The risks and uncertainties described below are not the only ones we face.  New factors emerge from time to time, and it is not possible for us to predict which will arise. There may be additional risks not presently known to us or that we currently believe are immaterial to our business. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. If any such risks occur, our business, operating results, liquidity and financial condition could be materially affected in an adverse manner.  Under such circumstances, you may lose all or part of your investment.

The industry and market data contained in this Report are based either on our management’s own estimates or, where indicated, independent industry publications, reports by governmental agencies or market research firms or other published independent sources and, in each case, are believed by our management to be reasonable estimates. However, industry and market data is subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey of market shares. We have not independently verified market and industry data from third-party sources. In addition, consumption patterns and customer preferences can and do change. As a result, you should be aware that market share, ranking and other similar data set forth herein, and estimates and beliefs based on such data, may not be verifiable or reliable.

Item 1.01    Entry Into Material Definitive Agreement

Share Exchange Agreement

As more fully described in Item 2.01 below, on February 26, 2010, we entered into a Share Exchange Agreement (the “Share Exchange Agreement”) by and between Comcam, Inc., a Delaware corporation (the “Company”) and Monkey Rock USA, LLC, a South Dakota limited liability company (“Monkey Rock”) and the unitholders of Monkey Rock.  The closing of the transaction (the “Closing”) took place on February 26, 2010 (the “Closing Date”).

Pursuant to the Share Exchange Agreement, we issued 654,650,000 shares of our common stock to the unitholders of Monkey Rock and their respective assigns, representing approximately 88% of the Company’s issued and outstanding common stock upon Closing, which is more fully discussed in Item 2.01 of this Current Report.

This transaction is more fully discussed in Item 2.01 of this Current Report. This brief discussion is qualified by reference to the provisions of the Share Exchange Agreement which is attached in full to this Current Report as Exhibit 2.1.

Item 2.01    Completion of Acquisition and Disposition of Assets

Closing of the Share Exchange Agreement

On the Closing Date, pursuant to the Share Exchange Agreement, the unitholders of Monkey Rock exchanged 1000 membership units of Monkey Rock, representing 100% of the issued and outstanding membership units of Monkey Rock, for 654,650,000 newly issued shares of the Company’s common stock, par value $0.0001 per share, representing approximatley 88% of the Company’s issued and outstanding common stock upon Closing.

As more fully described in Item 5.02 below, on the Closing Date, Mr. Matthew Dent was appointed as a member of the Company’s Board of Directors and Mr. Chris Edwards was appointed Chief Operating Officer.  The Board of Directors now consists of 2 members, each serving terms until a vote can take place at the next annual meeting of the Company, pursuant to the By-laws of the Company.

BUSINESS

General

We were incorporated in the state of South Dakota as of April 30, 2009.  Monkey USA, LLC (hereinafter the “Company” or “Monkey Rock”)) was formed as a retail leisure based company that is initially designed to operate within the greater North American motorcycle rally industry and expanding into gaming, hotels and resorts. Operating as an event company that caters to those attending as consumers and leisure seekers, the company was founded as a result of an obvious and notable gap in this short cycle events industry where, nationwide, large volumes of consumers attend these commercial entertainment based events.

    Monkey Rock was created to cater to an evolving demographic of rally attendees; the one that is driving the commercial viability of these carnival type events where the old stereotypical biker morphed into the doctor who bought and has become loyal to the Harley Davidson dealer.

    Monkey Rock’s model and concept is unique in that it is modern and environmentally sophisticated compared to other operators in our sector; Monkey Rock is the first player in years to enter the market in a substantial way and raises the collective standard of excellence in an aging sector that has become complacent.

    Monkey Rock is a raw 2009 start up that, from the conceptual stage, has had in its design to expand rapidly through acquisition and organic growth. Given current market conditions, the Company is positioned to acquire high quality assets within the industry at below market rates and stands to capitalize on substantial growth opportunities and positive cash flows through the acquisition of real property and businesses with proven goodwill.

    To date, all Monkey Rock’s start-up costs and operations have been privately funded by its Founder and CEO. The company has successfully completed its inaugural event at the 2009 Sturgis Motorcycle Rally in August of 2009.

    First event turnover surpassed $400,000 in ten days and the Company plans to achieve revenue of about $6,000,000 in its second year through strategic acquisitions and organic growth. The Company is confident that its carefully selected acquisitions will add significant value to the business and provide excellent growth opportunities for investors in a rebounding economic environment.

The Business, its Management Team and Ownership

    The Company is comprised of experienced individuals in the fields necessary to fulfill its effective management requirements and they are poised to add key personnel to manage its plans for rapid expansion. Monkey Rock’s management maintains personal and professional relationships with industry experts who are capable and eager to join the Monkey Rock team because of the opportunity associated with a high growth, aggressively expanding early-stage company.

    Monkey Rock’s founder and Chief Executive Officer is John Dent who is a perennial serial entrepreneur who, prior to launching the Monkey Rock Brand, has successfully started several companies from scratch spanning a variety of different industries over several decades including real estate development and construction, healthcare, motorcycle breaking/parting, motorcycle racing and freight transport.

    Chris Edwards is the Chief Operating Officer for Monkey Rock who has a lengthy career in the food, beverage and entertainment sectors both in the United States and Europe. He began his career with the world’s foremost brand of adult entertainment nightclubs; the Spearmint Rhino Group and most recently successfully built, operated and sold one of Europe’s finest and most upscale table-dancing clubs in Marbella, Spain in 2008.

Staffing and Key Personnel

    People are the most critical component of any business. Growth is only sustainable with key people in the right positions and with the right kind of experience. Recruitment of key personnel requires commitment and effort and from the top down and the Company invests in both recruitment and training.

    Every position in a service operation, be it front or back of house, has a direct effect on sales and the overall experience realized by a customer and from Chief Executive Officer to restroom attendant, Monkey Rock identifies and recruits the best of the best. It should be noted that the key personnel for most businesses that Monkey Rock is looking to acquire is prepared to stay on for the initial transition period of at least one year to ensure a seamless handover and delivery of projected cash flows. It happens that these assets are some of the most successful businesses in their respective sectors and have been built by those key people.

    Therefore, Monkey Rock benefits from non-hostile acquisitions and will allow us to tap into the knowledge and expertise of these key individuals.

Objectives

    It is the Company’s goal to grow into the dominant entertainment brand in its industry within 24 months by being smart, capitalizing on opportunities, providing an evolved, modern leisure experience and by providing unparalleled value for money to its customers.

    The Company has successfully achieved its initial objective of concept launch and introduction of the Monkey Rock brand to the general public with its first event operations at this year’s Sturgis Motorcycle Rally in Sturgis, SD.

    Going forward, the Company plans to capitalize upon its momentum in Sturgis by realizing outstanding acquisition opportunities and offers from other operators, event promoters and site owners who have the desire to partner with Monkey Rock for its unique leisure model.

    As a result of management’s ability to internally fund the large-scale start-up of the Company and its concept, quality deals are immediately available to the Company for acquisition. Management can accomplish this with a successful market launch of Monkey Rock and it is therefore the Company’s objective to raise adequate funding to accomplish this prior to Spring 2010.

    A successful launch allows the Company to move quickly on high-quality opportunities whereby it can create a unique and formidable controlling position in its marketplace. Additionally, adding assets that will add positive value to the Company’s cash flow and balance sheet.

Products and Services

    Monkey Rock is a retail provider of food, beverage, entertainment and exhibitor services to the general public. Monkey Rock provides a unique blend of general and VIP food and beverage services in an upscale commercial leisure environment by employing an eclectic blend of different entertainment varieties. Monkey Rock’s entertainment platform is comprised largely of skilled, attractive and talented female entertainers as well as live music and modern circus type acts as part of its entertainment offering.

    Exhibitor/vendor services include clean, well designed retail space in high traffic areas, high quality locations together with value added services to include free high bandwidth WiFi, access to business machines, on site RV and collateral equipment storage, corporate, sanitation facilities and secretarial services where applicable.

Unique Selling Proposition

    Monkey Rock’s products and services are not new, but the packaging and delivery system of the Monkey Rock’s concept is new. What makes Monkey Rock unique is that it’s cool. The definition of cool that translates to profits is excellent service where it is extremely uncommon. Monkey Rock is outrageous entertainment where you don’t expect to find it and high quality food where it’s rarely found. What’s also cool is that the brand has characters that instill a life to the brand and one that’s easy for patrons to become attached. The brand’s two animated alter egos, “Rock” the monkey and his seductive sidekick “Roxanne” give the brand a bridge between fantasy and the real world and allows for a bridge between brand and the consuming public.

    Monkey Rock has a mantra that states ‘there is always room for one more’ – even in the most saturated of markets. Monkey Rock’s management chose this one because it’s fun, they love what they do and it’s not fair that these carnival type events have not evolved with much sophistication. All this is evidence supporting the Company’s mantra where the brand wins by being really good at everything where most other operators offer the traditional catering-quality experience.

    The Monkey Rock experience is special and that is what makes it unique. Value for money is what consumers seek when choosing a brand. Monkey Rock is ‘it’ in its sector. It all begins with our first point of contact in whatever way it reaches you – be it the internet, a magazine or newspaper ad, a billboard or a pretty girl on rollerblades with a cool flyer. You get grabbed, then you go – then ‘the Experience’ supports management’s claim of unparalleled value for money.

    You will find upscale offerings at Monkey Rock in VIP tables and professional service that warrant the attention that a VIP expects. You’ll see really cool entertainment in aerial acts a la Cirque du Soleil, rock bands, incredible go-go-dancers, world-class body painters, burnouts, line dancing, beauty contests, tattoo shows and all kinds of visual and aural stimulation that merits a visit.

Revenue Streams – Current and Future

    The Company generates its core income through the sale of food and beverage products, vendor/exhibitor space and branded merchandise sales. With the current industry model, branded merchandise, and apparel items namely, make all the difference. The coolest brands that have the coolest places and with the best points of sale network, win the battle for market share in the apparel trade where virtually anybody that gets something printed - sells. Management is pretty clear on this.

    Sponsorships and advertising also add significant revenues to high quality, well located properties, including Monkey Rock, Sturgis. All future Monkey Rock USA sites will be well located partially for the same reasons. While the acquisition of added assets that interest the Company tend to be located in large rally markets, some of the target businesses operate year round and will add stable, year-round cash flow to the Company’s ledger.

    Monkey Rock’s initial expansion targets include properties that serve as scaled commercial shopping malls and are located in places that draw daily traffic and trade. As such, space rental (long-term retail tenants under lease) will become a new revenue stream that will serve the Company’s bottom line favorably.

    Where applicable, further income is currently derived from varied sources like ATM commissions, tobacco sales and parking fees. As the Company expands and evolves, future revenues will be derived from game play fees, gaming (gambling), hospitality, insurance and financing commissions, licensing, etc.

Markets

    Sturgis South Dakota, as the largest and sentimental favorite of all motorcycle rallies, is a key market for Monkey Rock, as key acquisition targets exist here. Expansion markets include Daytona Beach, FL where the ability to build a substantial presence is great and also serves as an equal to Sturgis in event attendance and equal to or greater than in commercial performance in the motorcycle rally sector. The Company’s targets are those that see daily traffic and trade and that are destination beacons for the large sector events.

    Daytona is a natural expansion market for the Company because of its viability as a sporting event destination for auto racing as it is home to the Firecracker 400, the Rolex 24 hours of Daytona and the Nationwide Series all of which lead into the Daytona 500 which serves as the opening race for the annual NASCAR series of auto races.

    Additional target markets are those where large social and sporting events, generally lasting for five days or longer and whose attendance exceeds 200,000. At the current time, target expansion markets include Myrtle Beach, SC, Panama City, FL, Leesburg, FL, Talladega, AL, Fontana, CA, Homestead, FL, Darlington, SC, Sebring, FL, Laconia, NH, Jonestown, PA, Laughlin, NV, Las Vegas, NV, Pendleton, OR, Calgary, Alberta and a number of other North American destinations serving as home to short term sporting and social events.

Competitive Advantages

    Monkey Rock operates in a climate that is largely assembled of disorganized, disjointed operations. Due to the grueling nature of short ‘sprint’ type events that are transient types and require a great deal of organization and energy and require the right personnel who are capable and comfortable with a traveling existence, Monkey Rock stands at a real advantage to most other competitors.

    Further, our model is unique. Monkey Rock is modern and employs a level of sophistication throughout its operating footprint that does not exist in traveling ‘road show’ type operations. We are new, young and energetic and come from a background foreign to most other operators that allow us a fresh perspective that affords us entry without stereotypes. This has proven to be a clear advantage and will remain so for a period of a few years until copycats might be able to effectively organize.

    We are the first operator in quite some time that has committed to an entertainment platform consisting of true professionals and accelerated topspin. Our market is a glorified carnival environment and we are simply new and unique and we haven’t any preconceived notions of right or wrong. We just know what works and aren’t looking to re-invent the wheel – just make it better in a market starving for evolution and modernity.

    Economies of scale are realized when volume of orders increase, where marketing functions can be combined, when a brand becomes large enough that its name becomes synonymous to its target customers as well of a variety of other advantages, direct and indirect. We will be able to immediately realize the advantages of economies of scale with Monkey Rock as we expand and take on new properties and grow our presence.

    A major upside to our growth is as a marketing/sponsorship vehicle. With a concept that has a national presence with a high volume beverage delivery model and in particular that has a target male customer of drinking age and disposable income, we position ourselves as a formidable brand with which the largest beverage brands in the world look to partner. Monkey Rock is already in the pipeline with brands like Anheuser-Busch/InBev, Coors, Diageo, Jack Daniels, Coca-Cola and some of the key multi-national energy drink brands and can provide evidence of this support and interest in growing our current relationships with these companies.

Target Customer

    Monkey Rock’s target customer is a white collar professional who has disposable income adequate enough to own a motorcycle as a leisure vehicle. Most every event that serves as a target for our model, the attendee population has advanced in profile and grown in number, but the greater service infrastructure has not. As these events are being populated by more sophisticated consumers, we’re looking to capture the strength of the attendee driving these events.

    Ours is the event tourist and local area resident male between the age of 25 and 65 who earn at least $50,000 annually. Monkey Rock looks to serve both a male and female audience and is one where husband and wife can attend together and enjoy a day or night of quality food, service and entertainment in a non-biased entertainment based environment.

Risks and Challenges

    Inherently, there is always risk with anything new. Monkey Rock is no different when a new product, service, concept or brand is introduced to the market. Although the Company has soundly answered the early questions as to concept viability and acceptability at the largest industry event in Sturgis, SD, it remains unknown whether our model will be embraced in expansion markets.

    The economy remains uncertain to some extent, although the US is heading away from recession; there is still risk ahead with an economy in the process of recovery.

    Management personnel are often difficult to secure and properly motivate when a company expands rapidly. It is further compounded when the concept is a transient one and added attention and resource is required by the Monkey Rock management team to ensure that we can acquire the appropriate managers and staff to effectively grow the business at the rate we’re designed for.

    As the Monkey Rock entertainment platform retains much of its value in being unique, mining talent that is of the right caliber and fit is critical and the ability for us to keep our entertainment fresh and cutting edge will forever be a challenge and one for which we are aware.

Competition

    Although there is not a single leisure brand that has a nationwide presence in any of the temporary events where Monkey Rock will participate, local and regional brands do exist with varying degrees of success and established market share.

    The Sturgis market has long standing venues such as the Buffalo Chip; a 1,000 acre campground that offers headline bands nightly and accommodates 20,000 campers, Full Throttle Saloon; a food, beverage and entertainment venue with small vendor and exhibition space that also offers live bands in different formats, One Eyed Jacks; a restaurant and bar environment that is at the absolute heart of the Sturgis Rally in the downtown sector and accommodates 2,800 guests, the Loud American and the Broken Spoke; both of similar size with occupancies of approximately 600, serving food and beverage products and offering live entertainment. All of these venues provide varying degrees of food, beverage and entertainment and are real competition to Monkey Rock.

    Daytona Beach, as our first targeted expansion market, has many well established brands that serve the same customer type. Seasoned venues such as Froggy’s, Full Moon Saloon, Iron Horse and Broken Spoke, all of whom are high volume bar and entertainment type environments exist in Daytona and are known. There are a plethora of other operations that serve event attendees with varying degrees of goodwill and stature.

Adaptability of the Brand – The Future Ahead

    In addition to the North American motorcycle rally circuit, Monkey Rock is fashioned to be adaptable to a variety of audiences and cultures to include rodeo and livestock events, auto races and rallies, boat shows and consumer events – anywhere large groups of consumers come together for commerce and leisure activities combined and where there is a shortage of sophisticated leisure infrastructure.

    Monkey Rock plans to grow the brand from the outset as a traveling concept into fixed locations in sound leisure markets like Las Vegas, Reno, Los Angeles, Miami, San Diego, San Francisco, Dallas, etc. and growing into hospitality and gaming.

    By design, Monkey Rock has been established as something that can cross a variety of industry lines while keeping the integrity of the brand consistent with the core concept. The Company is a branding exercise with the value ultimately resting within the brand and its real estate holdings. The ‘Monkey’ mascot will change appearance depending upon event type; the core bandana and biker attire for motorcycle rallies, a straw hat, lariat and chaps for livestock events and a helmet and racing suit for auto races, “Rock” the monkey has been designed to adapt and appeal to his targeted culture of attendees.

Goodwill and Inertia

    The Monkey Rock concept and the brand were exceptionally well received by the motorcycle rally enthusiasts in Sturgis, SD and it worked in the worst market conditions since the great depression. Bearing in mind that Sturgis is a town with a natural population of 6,400 and the Rally is attended by a half million people, it is construed to be the most diverse and wide-ranging audience of any short cycle event in North America.

    Our marketing plan was equally successful and as a new concept, Monkey Rock was the popular topic in Sturgis, meaning the same throughout this billion dollar industry. A substantial advantage is that entering into our second year in Sturgis; we fall onto a ten year anniversary as the 70th Annual running of the Sturgis Motorcycle Rally. Every major motorcycle rally experiences healthy increases in attendance on the 5’s and yet again more on the 10’s and 25’s, meaning we have much to look forward to entering year two as estimates for attendance in Sturgis in 2010 are at 750,000, compared to what will have been about 420,000 this year (2009).

    Nationwide, we have made an impact as a result of our success in Sturgis. It is important to capitalize on momentum and we have immense attention now. We have been approached by operators, promoters, vendors, sponsors, property owners and potential strategic partners who want to be involved with Monkey Rock USA as a result of our success at the Sturgis Motorcycle Rally 09.

Marketing

    Aside from the Monkey Rock concept being unique, the marketing plan undertaken to promote the brand has been very successful from launch. Management retained a world-class design team to help create the visual delivery of the likenesses we are building and it has been remarkably well received.

    The graphic imagery and ad content is unique within our sector and has set the Monkey Rock brand apart from the competition from the beginning and we will continue to build upon this as it is largely what has given cause for the brand to have a stand-alone life that has been created organically. Monkey Rock has employed many of the more traditional mediums of advertising to include outdoor (billboards), radio, print (glossy magazines, newspapers), brochures and fliers, event guides and web site/internet to market itself and in a market like that of Sturgis, it is tried and tested stuff that has been proven successful.

Web Site

    The Monkey Rock web site (www.monkeyrockusa.com) has been developed as a state-of-the-art web portal that serves the brand and the concept (and the industry itself) well. It is modern in design and informative in content. It is probably the most comprehensive Sturgis related site on the internet and is a wealth of information of all things Monkey Rock as well as the Sturgis area/western South Dakota region and its famed motorcycle rally. It is feature rich and also serves as a social networking portal. It has a full e-commerce facility and database infrastructure as part of its core foundation. Most all of the early investment has been undertaken and sits in a great position to build from a local Sturgis event site into a national/global portal.

The Future

    While it is the Company’s design to anchor its early stage life largely in the motorcycle rally industry, the Company has explicit plans to touch upon other short-cycle and lifestyle events before evolving into gaming, hospitality and resorts. Quality consumers will see Monkey Rock USA at NASCAR, Pro Rodeo, Livestock events, auto rallies, boat and air shows.

    The Company’s vision and growth strategy has its birth in Sturgis, SD with early expansion in this same market together with added operations and aggressive expansion in Daytona, FL. Expanding Monkey Rock USA in both markets becoming the single largest player in the two biggest motorcycle rally markets and then sourcing quality deals in large gaming markets (Las Vegas, Reno, Atlantic City) with hotel/casino operations, ultimately crossing back across the Atlantic into Europe and Asia where resort businesses can be acquired favorably.

Location and Facilities

    Monkey Rock leases office space in Sturgis, SD, the location of the world’s largest motorcycle rally. The lease expires on May 1, 2014 and has an option to extend the term of the lease for fifteen additional terms of one year each. Total rent during the five-year term will total $925,000.

Employees

Currently our officers and directors are our only employees. We periodically utilize contractors and consultants to perform additional services.

Legal Proceedings

In the normal course of our business we may periodically become subject to various lawsuits.  Currently there are no legal actions pending against us nor, to our knowledge, are any such proceedings contemplated.

Material Contracts

    We currently have no material reportable contracts.

RISK FACTORS

The common shares offered are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. Accordingly, prospective investors should carefully consider, along with other matters referred to herein, the following risk factors in evaluating our business before purchasing any common shares.  This Report contains forward-looking statements that involve risks and uncertainties.  Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the following risk factors and elsewhere in this Report.

Risks Relating to Our Business

WE HAVE A LIMITED OPERATING HISTORY THAT YOU CAN USE TO EVALUATE US, AND THE LIKELIHOOD OF OUR SUCCESS MUST BE CONSIDERED IN LIGHT OF THE PROBLEMS, EXPENSES, DIFFICULTIES, COMPLICATIONS AND DELAYS FREQUENTLY ENCOUNTERED BY A SMALL DEVELOPING COMPANY.

We were incorporated in South Dakota in April 2009 2007. We have no significant assets or financial resources. The likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company starting a new business enterprise and the highly competitive environment in which we will operate. Since we have a limited operating history, we cannot assure you that our business will be profitable or that we will ever generate sufficient revenues to meet our expenses and support our anticipated activities.

OUR INDEPENDENT AUDITORS HAVE INCLUDED A GOING CONCERN OPINION AND RELATED DISCUSSION IN THE NOTES TO OUR FINANCIAL STATEMENTS THAT EXPRESS SERIOUS DOUBT AS TO WHETHER WE WILL BE ABLE TO CONTINUE AS A GOING CONCERN.

It should be noted that our independent auditors have included a going concern opinion and related discussion in the notes to our financial statements. The auditors have included the going concern provision because we have incurred significant and recurring losses. We have not generated any revenues to date.  For the year ended November 30, 2009, the Company has a working capital deficit of $877,967 and members’ deficit of $411,148. The Company has a net loss of $412,148 and net cash used in operations of $377,823 for the period from June 5, 2009 (inception) through November 30, 2009. This raises substantial doubt about our ability to continue as a going concern. If we are not able to raise additional capital or implement our business plan, we will no longer be able to operate our business.

Until such time we receive additional debt or equity financing, or begin to receive significant revenues from operations, there is a risk that we will continue to be a going concern and if our financial condition continues we will no longer be able to continue to operate our business. We may continue to incur losses and we cannot be certain whether we will ever earn a significant amount of revenues or profit, or, if we do, that we will be able to continue earning such revenues or profit. Any of these factors could cause our stock price to decline and result in your losing a portion or all of your investment.

 WE NEED TO MANAGE GROWTH IN OPERATIONS TO MAXIMIZE OUR POTENTIAL GROWTH AND ACHIEVE OUR EXPECTED REVENUES AND OUR FAILURE TO MANAGE GROWTH WILL CAUSE A DISRUPTION OF OUR OPERATIONS RESULTING IN THE FAILURE TO GENERATE REVENUE.

In order to maximize potential growth in our current and potential markets, we believe that we must expand our marketing operations. This expansion will place a significant strain on our management and our operational, accounting, and information systems. We expect that we will need to continue to improve our financial controls, operating procedures, and management information systems. We will also need to effectively train, motivate, and manage our employees. Our failure to manage our growth could disrupt our operations and ultimately prevent us from generating the revenues we expect.

In order to achieve the above-mentioned targets, the general strategies of our Company are to maintain and search for hard-working employees who have innovative initiatives; on the other hands, our Company will also keep a close eye on expanding opportunities.

IF WE NEED ADDITIONAL CAPITAL TO FUND OUR GROWING OPERATIONS, WE MAY NOT BE ABLE TO OBTAIN SUFFICIENT CAPITAL AND MAY BE FORCED TO LIMIT THE SCOPE OF OUR OPERATIONS.

If adequate additional financing is not available on reasonable terms, we may not be able to undertake expansion, continue our marketing efforts and we would have to modify our business plans accordingly. There is no assurance that additional financing will be available to us.

In connection with our growth strategies, we may experience increased capital needs and accordingly, we may not have sufficient capital to fund our future operations without additional capital investments. Our capital needs will depend on numerous factors, including (i) our profitability; (ii) the release of competitive products by our competition; (iii)) the amount of our capital expenditures, including acquisitions. We cannot assure you that we will be able to obtain capital in the future to meet our needs.

Even if we do find a source of additional capital, we may not be able to negotiate terms and conditions for receiving the additional capital that are acceptable to us. Any future capital investments could dilute or otherwise materially and adversely affect the holdings or rights of our existing shareholders. In addition, new equity or convertible debt securities issued by us to obtain financing could have rights, preferences and privileges senior to our common stock. We cannot give you any assurance that any additional financing will be available to us, or if available, will be on terms favorable to us.

NEED FOR ADDITIONAL EMPLOYEES.

Our Company’s future success also depends upon its continuing ability to attract and retain highly qualified personnel. Expansion of our Company’s business and the management and operation will require additional managers and employees with industry experience, and the success of the Company will be highly dependent on the Company’s ability to attract and retain skilled management personnel and other employees. Competition for such personnel is intense. There can be no assurance that we will be able to attract or retain highly qualified personnel. Competition for skilled personnel in our industry is significant. This competition may make it more difficult and expensive to attract, hire and retain qualified managers and employees. Our Company’s inability to attract skilled management personnel and other employees as needed could have a material adverse effect on the Company’s business, operating results and financial condition. Our Company’s arrangement with its current employees is at will, meaning its employees may voluntarily terminate their employment at any time.

OUR FUTURE SUCCESS IS DEPENDENT, IN PART, ON THE PERFORMANCE AND CONTINUED SERVICE OF OUR OFFICERS.

We are presently dependent to a great extent upon the experience, abilities and continued services of John Dent, our sole officer and director.  The loss of services of Mr. Dent could have a material adverse effect on our business, financial condition or results of operation.

THE COMPANY’S MARKETING STRATEGY OF ASSOCIATING ITS MOTORCYCLE PRODUCTS WITH A MOTORCYCLING LIFESTYLE MAY NOT BE SUCCESSFUL WITH FUTURE CUSTOMERS.

The Company has been successful in marketing its products in large part by promoting the experience of motorcycling. This lifestyle is now more typically associated with a retail customer base comprised of individuals who are, on average, in their mid-forties. To sustain long-term growth, the Company must continue to be successful in promoting motorcycling to customers new to the sport of motorcycling including women, younger riders and more ethnically diverse riders.

THE COMPANY’S SUCCESS DEPENDS UPON THE CONTINUED STRENGTH OF ATTENDANCE TO VARIOUS MOTORCYCLE RALLIES.

The Company believes that the growing attendance at motorcycle rallies has significantly contributed to the success of its business and that maintaining and enhancing the brand is critical to expanding its customer base. Failure to protect the brand from infringers or to grow the value of the Monkey Rock brand may have a material adverse effect on the Company’s business and results of operations.

OUR ABILITY TO CONTINUE TO DEVELOP AND EXPAND OUR PRODUCT OFFERINGS TO ADDRESS EMERGING CONSUMER DEMANDS AND TECHNOLOGICAL TRENDS WILL IMPACT OUR FUTURE GROWTH. IF WE ARE NOT SUCCESSFUL IN MEETING THESE BUSINESS CHALLENGES, OUR RESULTS OF OPERATIONS AND CASH FLOWS WILL BE MATERIALLY AND ADVERSELY AFFECTED.

Our ability to implement solutions for our customers incorporating new developments and improvements in technology which translate into productivity improvements for our customers and to develop product offerings that meet the current and prospective customers’ needs are critical to our success. The markets we serve are highly competitive. Our competitors may develop solutions or services which make our offerings obsolete. Our ability to develop and implement up to date solutions utilizing new technologies which meet evolving customer needs in internet and mobile instant messaging platforms solutions will impact our future revenue growth and earnings.

DEMAND FOR MOTORCYCLES IS CYCLICAL

          In the past, the motorcycle industry has been subject to significant changes in demand due to changing social and economic conditions affecting discretionary consumer income, such as employment levels, business conditions, taxation rates, fuel costs, interest rates and other factors.  Our target market may experience periods of material decreases in demand, which may have a material effect on our results of operations for such periods. The factors underlying such changes in demand are beyond our control, and demand for our products may again decline in the future, which could have a further negative impact on our business, prospects, results of operations or financial condition.

Risks Associated with Our Shares of Common Stock

BROAD DISCRETION OF MANAGEMENT TO USE OF PROCEEDS.

Our Company’s management will have broad discretion with respect to the expenditure of the net proceeds of this Offering. Accordingly, Subscribers will be entrusting their funds to the Company’s management, upon whose judgment they must depend, with limited information concerning the specific working capital requirements and general corporate purposes to which the funds will be ultimately applied.

RESTRICTED SECURITIES; LIMITED TRANSFERABILITY.

Purchase of the Securities should be considered a long-term, illiquid investment. The Securities have not been registered under the Act, are being offered by reason of a specific exemption from registration and are “restricted securities” under Rule 144 promulgated under the Act, and cannot be sold without registration under the Act or any exemption from registration. In addition, the Securities will not be registered under any state securities laws that would permit their transfer. Because of these restrictions and the absence of a trading market for the Securities, a Subscriber will likely be unable to liquidate an investment even though other personal financial circumstances would dictate such liquidation.

OUR COMMON STOCK IS QUOTED ON THE OTC BULLETIN BOARD WHICH MAY HAVE AN UNFAVORABLE    IMPACT ON OUR STOCK PRICE AND LIQUIDITY.

Our common stock is quoted on the OTC Bulletin Board.  The OTC Bulletin Board is a significantly more limited market than the New York Stock Exchange or Nasdaq system.  The quotation of our shares on the OTC Bulletin Board may result in a less liquid market available for existing and potential stockholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future.

IF WE FAIL TO ESTABLISH AND MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROL, WE MAY NOT BE ABLE TO REPORT OUR FINANCIAL RESULTS ACCURATELY OR TO PREVENT FRAUD.  ANY INABILITY TO REPORT AND FILE OUR FINANCIAL RESULTS ACCURATELY AND TIMELY COULD HARM OUR REPUTATION AND ADVERSELY IMPACT THE TRADING PRICE OF OUR COMMON STOCK.

Effective internal control is necessary for us to provide reliable financial reports and prevent fraud.  If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed.  As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operation and access to capital.  We have not performed an in-depth analysis to determine if in the past un-discovered failures of internal controls exist, and may in the future discover areas of our internal control that need improvement.

OUR SHARES OF COMMON STOCK ARE VERY THINLY TRADED, AND THE PRICE MAY NOT REFLECT OUR VALUE AND THERE CAN BE NO ASSURANCE THAT THERE WILL BE AN ACTIVE MARKET FOR OUR SHARES OF COMMON STOCK EITHER NOW OR IN THE FUTURE.

Our shares of common stock are very thinly traded, and the price if traded may not reflect our value. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. The market liquidity will be dependent on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. If a more active market should develop, the price may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in the securities. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

OUR COMMON STOCK ARE CLASSIFIED AS A “PENNY STOCK” AS THAT TERM IS GENERALLY DEFINED IN THE SECURITIES EXCHANGE ACT OF 1934 TO MEAN EQUITY SECURITIES WITH A PRICE OF LESS THAN $5.00. OUR COMMON STOCK WILL BE SUBJECT TO RULES THAT IMPOSE SALES PRACTICE AND DISCLOSURE REQUIREMENTS ON BROKER-DEALERS WHO ENGAGE IN CERTAIN TRANSACTIONS INVOLVING A PENNY STOCK.

    We will be subject to the penny stock rules adopted by the Securities and Exchange Commission  (“SEC”) that require brokers to provide extensive disclosure to its customers prior to executing trades in penny stocks. These disclosure requirements may cause a reduction in the trading activity of our Common Stock, which in all likelihood would make it difficult for our stockholders to sell their securities.

    Rule 3a51-1 of the Securities Exchange Act of 1934 establishes the definition of a "penny stock," for purposes relevant to us, as any equity security that has a minimum bid price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to a limited number of exceptions which are not available to us. It is likely that our shares will be considered to be penny stocks for the immediately foreseeable future. This classification severely and adversely affects any market liquidity for our Common Stock.

For any transaction involving a penny stock, unless exempt, the penny stock rules require that a broker or dealer approve a person's account for transactions in penny stocks and the broker or dealer receive from the investor a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased.  In order to approve a person's account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience and objectives of the person and make a reasonable determination that the transactions in penny stocks are suitable for that person and that that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, which, in highlight form, sets forth:

•	the basis on which the broker or dealer made the suitability determination, and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because of these regulations, broker-dealers may not wish to engage in the above-referenced necessary paperwork and disclosures and/or may encounter difficulties in their attempt to sell shares of our Common Stock, which may affect the ability of selling shareholders or other holders to sell their shares in any secondary market and have the effect of reducing the level of trading activity in any secondary market. These additional sales practice and disclosure requirements could impede the sale of our common stock, if and when our common stock becomes publicly traded. In addition, the liquidity for our common stock may decrease, with a corresponding decrease in the price of our common stock. Our Common Stock, in all probability, will be subject to such penny stock rules for the foreseeable future and our shareholders will, in all likelihood, find it difficult to sell their common stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the related notes appearing elsewhere in this Report. This discussion and analysis may contain forward-looking statements based on assumptions about our future business. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those set forth under “Risk Factors” and elsewhere in this Report.

Forward-Looking Statements

    This Report contains forward-looking statements. The forward-looking statements are contained principally in, but not limited to, the sections entitled “Risk Factors,” “Management’s Discussion and Analysis or Plan of Operation” and “Business.” Forward-looking statements provide our current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Words or phrases such as “anticipate,” “believe,” “continue,” “ongoing,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project” or similar words or phrases, or the negatives of those words or phrases, may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking.

    Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Our actual results could differ materially from those anticipated in forward-looking statements for many reasons, including the factors described in the section entitled “Risk Factors” in this Report. Accordingly, you should not unduly rely on these forward-looking statements, which speak only as of the date of this Report.

    Unless required by law, we undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this Report or to reflect the occurrence of unanticipated events. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC after the date of this Report.

    Management cautions that these statements are qualified by their terms and/or important factors, many of which are outside of our control, and involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made, including, but not limited to, the following:

•	actual or anticipated fluctuations in our quarterly and annual operating results;
•	actual or anticipated product constraints;
•	decreased demand for our products resulting from changes in consumer preferences;
•	product and services announcements by us or our competitors;
•	loss of any of our key executives;
•	regulatory announcements, proceedings or changes;
•	announcements in the motorcycle community;
•	competitive product developments;
•	intellectual property and legal developments;
•	mergers or strategic alliances in the motorcycle industry;
•	any business combination we may propose or complete;
•	any financing transactions we may propose or complete; or
•	broader industry and market trends unrelated to its performance.

    Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

Plan of Operation

    Our plan to achieve our goals as set forth in our business plan is to grow, largely by way of acquisition of cash flowing investments and/or investments that have the distinct ability to produce high quality positive cash flows. It is our goal to make two to four acquisitions annually over the next 36 months that will add significant value to our balance sheet and that will create stable cash flows with the realistic prospect of profit in the short to medium term (12 – 24 months) and beyond.

    It is important to note that we will hedge our portfolio of acquisitions with investments that are and remain cash flow stable for the security of positive cash flow, together with investments that may require added capital investments and a longer-term marketing commitment to fix those that may be failing for obvious reasons, but can be acquired at a lower cost and that have above average upside.

Limited Operating History

We have generated no independent financial history. Our business is subject to risks inherent in growing an enterprise, including limited capital resources and possible rejection of our business model and/or sales methods.

Results of Operations

For the period from June 05, 2009 (inception), to November 30, 2009, we had $386,294 in revenue. Expenses for the period totaled $798,442 resulting in a net loss of $412,148.  Expenses for the period consisted of $295,608 in cost of goods sold, $9,163 in professional fees and $493,671 for general and administrative expenses.

The $386,294 in revenue was generated from our retail operations at the Sturgis Motorcycle Rally in August 2009.

 Capital Resources and Liquidity

As of November 30, 2009, we have $25,813 cash on hand.

John Dent, Matt Dent and Chris Edwards will be the only employees initially as the company negotiates for financing and the cost to support the three will be minimal. Additionally there will be little, if any, capital expenditures until financing is secured.

Based upon the above, we believe that we have enough cash to support our operations while we are attempting to finalize negotiations for financing. However, if we are unable to satisfy our cash requirements we may be unable to proceed with our plan of operations.  We do not anticipate the purchase or sale of any significant equipment. We also do not expect any significant additions to the number of employees until financing is in place. The foregoing represents our best estimate of our cash needs based on current planning and business conditions. In the event we are not successful in reaching our initial revenue targets, additional funds may be required, and we may not be able to proceed with our business plan for the development and marketing of our core services. Should this occur, we will suspend or cease operations.

We anticipate that depending on market conditions and our plan of operations, we may incur operating losses in the foreseeable future. Therefore, our auditors have raised substantial doubt about our ability to continue as a going concern.

Our liquidity may be negatively impacted by the significant costs associated with our public company reporting requirements, costs associated with newly applicable corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002 and other rules implemented by the Securities and Exchange Commission. We expect all of these applicable rules and regulations to significantly increase our legal and financial compliance costs and to make some activities more time consuming and costly.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There have been no changes in or disagreements with accountants on accounting or financial disclosure matters.

MANAGEMENT

Directors and Executive Officers

The following table sets forth, as of February 26, 2010, the names and ages of all of our directors and executive officers; and all positions and offices held.  The directors will hold such office until the next annual meeting of shareholders and until his or her successor has been elected and qualified.

Name	Age	Principal Positions With Us
John Dent	58	President, Chief Executive Officer and Director
Chris Edwards	41	Chief Operating Officer
Matthew Dent	36	Director

The board of directors has no standing committees.

Business Experience

The following summarizes the occupation and business experience of our officers and directors:

Mr. John Dent, Chief Executive Officer, President and Director

    John Dent, age 58, was previously Chief Executive Officer of The Truecare Group, a business which specialized in group homes for individuals with learning disabilities. Mr Dent founded The Truecare Group in 1994 and ran the company until selling it in 2004. Prior to his involvement in The Truecare Group, Mr. Dent was a property developer in the United Kingdom.

Mr. Chris Edwards, Chief Operating Officer

    Chris Edwards is the Chief Operating Officer for Monkey Rock USA. He has a lengthy career in the leisure industry with an emphasis on nightclubs and food and beverage operations. He has managed some of the largest and highest grossing sector-specific nightclub businesses in the world. His experience extends into leisure space design and construction and has successfully built, operated and sold his own club in Spain prior to joining Mr. Dent to build Monkey Rock USA.  Mr. Edwards is 41 years of age.

Mr. Matthew Dent, Director

    Matt Dent is a motorcycle enthusiast, riding motocross competitively from his early youth through to age 20. Upon retiring from competitive racing, Mr. Dent worked with his Father from 1994- 2004 in the Truecare Group. Matt’s role was as Operational Director, overseeing all aspects of the business including the maintenance of the homes, the vehicle fleet, staffing and budgets. Truecare Group was sold in 2004 to a US venture capital group.

    Mr. Dent has since been working with his Father on their interests in Costa Rica and Asia. He is 36 years of age.

Employment Agreements / Terms of Office

We currently do not have any employment agreements with our executive officers or directors.

Director Compensation

All directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

Option Plan

Currently there is no stock option plan.

Certain Relationships and Related Transactions

We will present all possible transactions between us and our officers, directors or 5% stockholders, and our affiliates to the board of directors for our consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information concerning stock ownership of all persons known by us to own beneficially five percent (5%) or more of the outstanding Common Stock, each director and certain executive officers and directors as a group, and as adjusted to reflect the sale of the total amount of Shares offered hereby.

Name of Beneficial Owner	Number of Common Shares Owned	Percentage of Class of Common Stock (1)
John Dent	433,500,000	58%
Matthew Dent	165,452,500	22%
Chris Edwards	85,000,000	11%
Paulina Edwards (2)	20,697,500	2%
Total officers and directors (3 persons)	683,952,500	91%

(1)	Based on 744,640,134 common shares issued outstanding.
(2)	Paulina Edwards is the wife of Chris Edwards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

(A)	Any of our directors or officers;
(B)	Any proposed nominee for election as our director;
(C)	Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our Common Stock; or
(D)
Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our company.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue 750,000,000 shares of common stock, $0.0001 par value per share.  Immediately prior to the Closing Date, there were 89,990,134 common shares issued and outstanding. After Closing, there will be 744,640,134 common shares issued and outstanding.

Holders of our common stock are entitled to one vote for each share on all matters submitted to a stockholder vote.  Holders of common stock do not have cumulative voting rights.  Therefore, holders of a majority of the shares of common stock voting for the election of directors cannot necessarily elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

We are authorized to issue up to 20,000,000 shares of preferred stock, $0.0001 par value per share.  As of the Closing there were no preferred shares issued or outstanding.

Warrants

At this time we have no warrants issued or outstanding.

Dividend Policy

It is unlikely that we will declare or pay cash dividends in the foreseeable future. We intend to retain earnings, if any, to expand our operations.

LIMITATIONS ON TRANSFER OF SHARES

The shares offered hereby have not been registered with the Commission pursuant to the Securities Act; however, they are deemed to be exempt from such registration pursuant to Regulation D Rule 506 of the Securities Act or Regulation S.  Even so, the shares are subject to a restriction on re-sale and will be marked as such on the face of the certificate.  In addition, there are limits on the resale of the shares by virtue of their corporate issuance.  Accordingly, an investment in the shares offered herein should be considered highly illiquid.

Item 3.02    Unregistered Sales of Equity Securities

Pursuant to the Share Exchange Agreement, on February 26, 2010, we issued 654,650,000 shares of our common stock to the unitholders of Monkey Rock and their assigns, in exchange for the units held by these shareholders pursuant to the Share Exchange Agreement.  Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempted from registration pursuant to Section 4(2) of the Securities Act of 1933. We made this determination based on the representations that the Monkey Rock unitholders were either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and that the Monkey Rock unitholders were acquiring our common stock, for investment purposes for their own respective accounts and not as nominees or agents and not with a view to the resale or distribution thereof, and that the Monkey Rock unitholders understood that the shares of our common stock may not be sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of Directors

Effective February 26, 2010, the following persons were appointed as members of the Board of Directors:

Name	Age	Principal Positions With Us
Matthew Dent	36	Director

    The business background descriptions of the newly appointed directors are as follows:

Mr. Matthew Dent, Director

    Matt Dent is a motorcycle enthusiast, riding motocross competitively from his early youth through to age 20. Upon retiring from competitive racing, Mr. Dent worked with his Father from 1994- 2004 in the Truecare Group. Matt’s role was as Operational Director, overseeing all aspects of the business including the maintenance of the homes, the vehicle fleet, staffing and budgets. Truecare Group was sold in 2004 to a US venture capital group.

Mr. Dent has since been working with his Father on their interests in Costa Rica and Asia. He is 36 years of age.

Family Relationships

Mr John Dent our Chief Executive Officer and Mr. Matthew Dent a Director are father and son.

(d)	Appointment of Officers

Effective February 26, 2010, the directors appointed the following persons as our executive officers, with the respective titles as set forth opposite his or her name below:

Name	Age	Principal Positions With Us
Chris Edwards	41	Chief Operating Officer

Mr. Chris Edwards, Chief Operating Officer

    Chris Edwards is the Chief Operating Officer for Monkey Rock USA. He has a lengthy career in the leisure industry with an emphasis on nightclubs and food and beverage operations. He has managed some of the largest and highest grossing sector-specific nightclub businesses in the world. His experience extends into leisure space design and construction and has successfully built, operated and sold his own club in Spain prior to joining Mr. Dent to build Monkey Rock USA.  Mr. Edwards is 41 years of age.

Item 5.06    Change in Shell Company Status

As described in Item 1.01 of this Form 8-K, on February 26, 2010, the Company entered into the Share Exchange, pursuant to which it acquired all of the issued and outstanding units of Monkey Rock USA, LLC in exchange for the issuance of the Company’s Common Stock to the shareholders of the Company.

As a result of the Share Exchange, the unitholders of Monkey Rock exchanged 1,000 units of Monkey Rock, representing 100% of the issued and outstanding units of Monkey Rock, for: 654,650,000 newly issued shares of the Company’s common stock, par value $0.0001 per share, representing 91% of the Company’s issued and outstanding common stock.

As the result of the consummation of the Share Exchange, we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits

Exhibit Number	Description
2.1	Share Exchange Agreement by and among Comcam, Inc. and Monkey Rock USA, LLC and the members of Monkey Rock USA, LLC
99.1
Audited Financial Statements for Monkey Rock USA, LLC as of November 30, 2009, and the related statements of operation, changes in members’ deficit and cash flows for the period from June 5, 2009(inception) to November 30, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Comcam, Inc.

Dated: March 3, 2010	By:	/s/ John Dent
John Dent
Chief Executive Officer & President